                                  PARANET,INC.
                      1991 NONQUALIFIED STOCK OPTION PLAN
                          Amended as of March 3, 1994

         1. Purpose of the Plan. The purpose of the Paranet, Inc. 1991 Nonqualified Stock Option Plan ("Plan") is to provide an opportunity for increased ownership of the common stock, $.01 par value ("Common Stock"), of Paranet, Inc., a Texas corporation (the "Company"), by directors, officers and employees of the Company and its subsidiaries (as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended) designated by the Board of Directors of the Company ("Board").

         2. Administration of the Plan. The Board shall designate participants, award options and interpret the provisions and supervise the administration of the Plan. All decisions and selections made by the Board pursuant to the provisions of the Plan shall be made by a majority of its members at a duly held regular or special meeting or by unanimous written consent in lieu of any such meeting.

         3. Stock Reserved for the Plan. The shares subject to the Plan shall consist of 1,500,000 unissued shares of Common Stock or previously issued shares reacquired and held by the Company, and such amount of shares shall be and is hereby reserved for issuance pursuant to this Plan. Any of such shares that may remain unsold and that are not subject to outstanding options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any option expire or be cancelled prior to its exercise in full, the shares theretofore subject to such option may again be made subject to an option under the Plan.

         4. Grant of Options. The Board shall, from time to time, determine and designate those persons who are to receive options under the Plan, the number of shares to be covered by such options and the terms thereof. The Board shall thereupon grant options in accordance with such determination as evidenced by a written option agreement.

         5. Terms and Conditions. Each option granted under the Plan shall be evidenced by an agreement, in a form approved by the Board, which shall be subject to (a) the following express terms and conditions and (b) such other terms and conditions as the Board may deem appropriate:

                 (a) Option Period. Each option agreement shall specify the period for which the option thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option shall expire at the end of such period.

                 (b) Option Price. The purchase price of each share of Common Stock subject to each option granted pursuant to the Plan shall be determined by the Board at the time the option is granted.

                 (c) Exercise Period. The Board may provide in the option agreement that an option may be exercised in whole immediately or is to be exercisable in increments.

                 (d) Procedure for Exercise. Options shall be exercised by written notice to the Company setting forth the number of shares with respect to which the option is to be exercised and specifying the address to which the certificates for such shares are to be mailed. Such notice shall be accompanied by (i) payment in full in the amount of the option price for the number of shares of the Common Stock with respect to which the option is then being exercised and (ii) payment (or adequate provision for the payment) of an amount equal to the Company's withholding obligation for taxes resulting from the exercise of the option. The payment of the option price shall be in cash. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified pursuant to this paragraph 5(d).

                 (e) Effect of Termination. If an optionee's employment by or association with the Company and its subsidiaries shall be terminated for any reason whatsoever, whether by the Company or an optionee and whether with or without cause, the optionee's right to exercise any option granted under the Plan shall terminate on the optionee's last day of his employment and all his rights under the Plan shall cease; provided, that the Board may, in its sole discretion and on a case by case basis, waive the foregoing provision, in which case in the event of the employee's termination of employment for any reason, the option may be exercised following such termination but only with respect to the number of shares purchasable at the time of such termination of employment.

                 (f) Assignability. An option shall not be assignable or otherwise transferable and no transfer of an option by an optionee by will or by the laws or descent and distribution shall be effective to bind the Company.

                 (g) No Rights as Stockholder. No optionee shall have any rights as a stockholder with respect to shares covered by an option until the date of issuance of a stock certificate for such shares; except as provided in paragraph 5(h), no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

                 (h)      Adjustments.

                          (i) In the event the outstanding shares of the Common Stock are hereinafter increased or decreased or changed into or changed for a definite number or kind of shares or other securities of the Company or of another corporation (whether in a merger, consolidation or other reorganization, recapitalization, reclassification, combination of shares, stock split up, stock dividend, or other distribution payable in capital stock), appropriate adjustment shall be made by the Board in the number and kind of shares for the purpose of which options may be granted under the Plan. In addition, the Board shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the option price per share.

                          (ii)    In the event of the dissolution or
                 liquidation of the Company, any option shall terminate as of a date to be fixed by the Board at or prior to the date of such dissolution or liquidation, provided that not less than thirty days' written notice of the date so fixed shall be given to each optionee, and each such optionee shall have the right during such period to exercise his options as to all or part of the shares covered thereby including shares as to which such option would otherwise not be exercisable because of an insufficient lapse of time.

                          (iii) In the event of a reorganization (as herein defined) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the reorganization, then any option shall terminate as of a date to be fixed by the Board at or prior to the effective date of such reorganization, provided that not less than thirty days' written notice of the date so fixed shall be given to each optionee and each such optionee shall have the right during such period to exercise his options as to all or part of the shares covered thereby, including shares as to which such option would otherwise not be exercisable because of an insufficient lapse of time. The term "reorganization" as used in this paragraph shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or transaction, pursuant to an agreement with the Company, pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the reorganization.

                          (iv) Adjustments and determinations under this
                 paragraph (h) shall be made by the Board whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding and conclusive.

                 (i) Investment Representation. Each option agreement shall contain an agreement that the optionee shall deliver to the Company at the time of any exercise of an option such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement. The delivery of such representations, warranties and agreements prior to the expiration of the option period shall be a condition precedent to the right of the optionee or such other person to purchase any shares.

         6. Changes in Company's Capital Structure. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sales or transfer of all or any part of its assets or business, or any reorganization or other corporate act or proceeding, whether of a similar character or otherwise.

         7. Compliance with Other Laws and Regulations. The Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency or national securities exchange as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body or national securities exchange which the Company shall, in its sole discretion, determine to be necessary or advisable.

         8. Effectiveness of the Plan. The Plan shall become effective upon adoption by the Board.

         9. Termination and Amendment of the Plan. The Plan shall terminate when all of the Company's obligations with respect to all of the outstanding Options have been discharged; provided, however, that no Option shall be issued after the tenth anniversary of the Board of Directors' adoption of the Plan, and no options shall be granted under the Plan after that date. The Plan (including any form of option agreement entered into by the Company and an optionee pursuant thereto) may at any time or from time to time be terminated, modified or amended by the stockholders of the Company, by the affirmative vote of a majority in interest of the shares of Common Stock present and voting at a meeting. The Board may at any time and from time to time, without the approval of the stockholders, terminate, modify or amend the Plan (including any form of option agreement) in any respect which it shall be deemed advisable. The termination or any modification or amendment of the Plan shall not, without the consent of any optionee, affect his rights under an option granted to him.

                                 PARANET, INC.
                             NOTICE PURSUANT TO THE
                      1991 NONQUALIFIED STOCK OPTION PLAN


         1. You are the holder of nonqualified stock options granted to you by Paranet, Inc. ("Paranet") under its 1991 Nonqualified Stock Option Plan (the "Plan").

         2. Under the Plan and under section 2(e) of your Nonqualified Stock Option Agreement (the "Agreement"), the option cannot be exercised prior to the registration of Paranet Common Stock with the appropriate securities regulators and the listing of the stock on a securities exchange. Under the terms of the Agreement, if these conditions are not met prior to the expiration of the option, you would never be able to exercise the option.

         3. You are hereby notified that the Board of Directors of Paranet (the "Board") has decided that no options should expire unexercised solely due to those restrictions. Therefore, the Board has committed that, by the 8th anniversary of the date of your Agreement, Paranet will either (i) complete the registrations and listings that are necessary in order to issue legally the shares of Common Stock to you or (ii) determine that such registrations and listings are not necessary.

         4. You do not need to take any action at this time. Paranet will notify you when the registrations and listings have been completed or found to be unnecessary.

         5.      Please retain this Notice with your Option Agreement.

                                 PARANET, INC.
              Unanimous Written Consent of the Board of Directors

        The undersigned, being all of the members of the Board of Directors of Paranet, Inc., a Texas corporation (the "Company"), waiving all notice, hereby consent pursuant to the provisions of Article 9.10B of the Texas Business Corporation Act, to the adoption of the resolutions attached hereto as Exhibit A without the holding of a meeting, such resolutions to be of full force and effect as of the date hereof as if adopted at a duly called and held meeting of the Board of Directors of the Company.

        IN WITNESS WHEREOF, the undersigned have executed this written consent effective as of April 12, 1996.


         /s/ MICHAEL H. HOLTHOUSE
         ---------------------------
         Michael H. Holthouse




         /s/ STEVEN T. OUGH
         ---------------------------
         Steven T. Ough

Exhibit A


         Resolutions of the Board of Directors

         WHEREAS, the Board of Directors of the Company approved and adopted the Paranet, Inc. 1991 Nonqualified Stock Option Plan (the "Plan") on January 11, 1991 (the "Effective Date"); and

         WHEREAS, on the Effective Date it was, and at all times since then it has been, the intention of the Company that each option (an "Option") for the purchase of shares of the Company's common stock granted pursuant to the Plan first become exercisable (subject to the satisfaction of the vesting conditions of the Option) as of the earlier of (a) the closing of a public offering of the Common Stock (subject to certain exceptions) or (b) the eighth anniversary of the date of grant of such Option; and

         WHEREAS, it has been drawn to the Company's attention that, notwithstanding such intention and due to an apparent drafting error, the Nonqualified Stock Option Agreements entered into between the Company and the holders of the Options in connection with the issuance of Options (collectively, the "Agreements") omit to state that the Options will in any event be exercisable on the eighth anniversary of their date of grant (subject to the vesting conditions); and

         WHEREAS, the Company wishes to take such action as may be necessary or desirable to evidence and effect the original intention of the Company that, notwithstanding the aforementioned drafting error in the Agreements, each Option shall in any event become exercisable on the eighth anniversary of the date of grant thereof (subject to the vesting conditions); and

         WHEREAS, such corrective action is not adverse to the interests of any holder of Options and is consistent with the representations regarding the Plan that have been made by the Company to such holders;

         NOW, THEREFORE, BE IT RESOLVED, that, in accordance with the intent the Company has had since the Effective Date, each Option granted under the Plan, whether granted before or after the date hereof, shall become exercisable on the eighth anniversary of the date of grant thereof (subject to the vesting conditions), such event of exercisability to be in addition to the events of exercisability currently set forth in the Plan and the Agreements; and further

         RESOLVED, that the officers of the Company be and each of them hereby is authorized and empowered, for and on behalf of the Company, to take any action such officer may deem necessary, advisable or appropriate to evidence and effect the correction of the drafting error that led to the omission of such event of exercisability from the Plan and the Agreements, which action shall include but not be limited to providing notice thereof to the holders of Options.

                                 PARANET, INC.
                      NONQUALIFIED STOCK OPTION AGREEMENT

        This Stock Option Agreement is between Paranet, Inc., a Texas
Corporation (the "Company") and                 ("Optionee").

                                  WITNESSETH:

         WHEREAS, the Company has adopted the Paranet, Inc. 1991 Nonqualified Stock Option Plan, (the "Plan") which Plan is incorporated herein by reference and made a part of this Agreement;

         WHEREAS, the Company has determined that it would be in the best interests of the Company, and its stockholders to grant the option provided for herein ("Option") to Optionee pursuant to the Plan and the terms set forth herein as an inducement to remain in the service of the Company and as an incentive for increased efforts during such service;

         NOW, THEREFORE, for and in consideration of these premises it is agreed as follows:

         1. Option. Subject to the terms and conditions herein and in the Plan, the Company hereby grants to Optionee an option to purchase from the
Company     shares of the Company's common stock, $.01 par value ("Common
Stock"), at a price of     per share.

         2.      Exercise of Option.
         (a) Providing the conditions of this paragraph 2 have been satisfied, Optionee may exercise this Option to purchase shares of Common Stock during the periods and in the amounts set forth below:

                                               No. of Shares
                                               Available for
         Period                                   Purchase
         ------                                -------------

From and after the date of this Agreement
through                                              0

On and after

Continuing to vest at the rate of 2% per month for a total of 50 months.


         (b) Optionee shall have been a full time employee or director of the Company for a period of one (1) year following the date of this Agreement before the Optionee may exercise any portion of this Option.

         (c) This Option may be exercised in whole or in part at any time during the period beginning on the date specified in this Agreement and ending ten years from the date of this Agreement, provided that Optionee may not exercise this option more often than twice during any calendar year. The Option is not transferable or assignable by the Optionee.

         (d) Options may be exercised in whole or in part with respect to whole shares only within the period permitted for exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office and payment in full to the Company at its principal office in the amount of the option price for the number of shares of the Common Stock with respect to which the Option is then being exercised. The payment of the option price shall be made in cash.

         (e) This Option may not be exercised prior to the registration of the Common Stock issuable upon the exercise thereof with the Securities and Exchange Commission and any applicable state agencies and listing of such Common Stock on any applicable national securities exchange. However, either of these conditions may be waived by the Board if it determines that such registration or listing is not necessary in order to issue legally shares of Common Stock to Optionee.

         (f) The Optionee recognizes that for federal income tax purposes the Company must incur a withholding obligation for taxes on the exercise of this Option. Therefore, the Optionee agrees that, as a condition to the exercise of this Option, the Optionee will remit to the Company an amount of cash equal to the Company's withholding obligations with respect to any exercise of this Option. However, in the event the Optionee continues his employment with the company following any exercise of this Option, then, in lieu of remitting cash to the Company as required in the preceding sentence, the Optionee may instruct the Company to withhold an amount equal to the Company's withholding obligation from the Optionee's other cash payments made or be made by the Company to the Optionee. In all events an Optionee agrees and acknowledges that the Company's withholding obligation with respect to the exercise of this Option will be borne by the Optionee.

         (g) Upon the Company's determination that the Option has been validly exercised as to any of the shares of Common Stock covered thereby, the Secretary of the Company shall issue, or cause to be issued, certificates in the Optionee's name for the number of shares set forth in his written notice. However, the Company shall not be liable to the Optionee for damages relating to any delays in issuing the certificates to him, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

         3. Employment of Optionee. Subject to the terms of any applicable employment contract to the contrary, the Company shall have the right to terminate or change the terms of employment of Optionee at any time and for any reason whatsoever.

         4. Termination of Employment. If the Optionee's employment by or association with the Company and its subsidiaries shall be terminated for any reason whatsoever, whether with or without cause, Optionee's right to exercise the Option shall terminate on the Optionee's last day of his employment and all of Optionee's rights hereunder shall cease.

         5. Transferability of Option. This option shall not be transferable by Optionee, whether by Optionee's will or by the laws of descent and distribution or otherwise.

         6. Stockholder Rights. Optionee shall have no rights as a stockholder with respect to any shares of Common Stock covered by this Agreement until the date of issuance of a certificate for shares of Common Stock purchased pursuant to this Agreement. Until such time, Optionee shall not be entitled to dividends or to vote at meetings of the stockholders of the Company. Except as provided in paragraph 7 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or securities or other property) paid or distributions or other rights granted in respect of any share of Common Stock for which the record data for such payment, distribution or grant is prior to the date upon which the Optionee shall have been issued share certificates, as provided hereinabove.

         7. Changes in Capital Structure. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a similar character or otherwise. Provided, however, that if the outstanding shares of Common Stock of the Company shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, or recapitalization, the number and kind of shares subject to the Plan or subject to any options theretofore granted, and the option prices, shall be appropriately and equitably adjusted by the Board so as to maintain the proportionate number of shares without changing the aggregate option price.

         8. Compliance with Securities Laws. Prior to the acquisition of any shares pursuant to the exercise of the option herein granted, Optionee will enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement.

         9. Resolution of Disputes. As a condition of the granting of the option hereby, the Optionee and his heirs and successors agree that any dispute or disagreement which may arise hereunder shall be determined by the Board in its sole discretion and judgment, and that any such determination and any interpretation by the Board of the terms of this Agreement shall be final and shall be binding and conclusive, for all purposes, upon the Company and Optionee.

         10. Legend on Certificates. The certificates representing the shares of Common Stock purchased by exercise of an option will be stamped or otherwise imprinted with a legend in such form as the Company or its counsel may require with respect to any applicable statutory, contractual or other restrictions on sale or transfer and the stock transfer records of the Company will reflect stop-transfer instructions with respect to such shares.

         11. Notices. Every notice hereunder shall be in writing and shall be given by registered or certified mail. All notices of the exercise of any option hereunder shall be directed to the Company's then principal executive offices, Attention: President. Any notice given by the Company to Optionee shall be directed to him at his address on file with the Company. The Company shall be under no obligation whatsoever to advise Optionee of the existence, maturity or termination of any of Optionee's rights hereunder and Optionee shall be deemed to have familiarized himself with all matters contained herein and in the Plan which may affect any of Optionee's rights or privileges hereunder.

         12. Interpretation. Whenever the term "Optionee" is used herein, references to the masculine gender herein also include the feminine gender for all purposes.

         13. Other Restrictions. Notwithstanding any of the other provisions hereof, Optionee agrees that he will not exercise the option(s) granted hereby, and that the Company will not be obligated to issue any shares of Common Stock pursuant to this Agreement, if the exercise of the option(s) or the issuance of such shares of Common Stock would constitute a violation by the Optionee or by the Company of any provision of any law or regulation of any governmental authority or national securities exchange.

         14. Agreement Subject to Plan. This Agreement is subject to the Plan. The terms and provisions of the Plan (including any subsequent amendments thereto) are hereby incorporated herein by reference thereto. In the event of a conflict between any terms or provisions contained herein and a term or provision of the Plan, that applicable terms and provisions of the Plan shall govern and prevail. All capitalized terms that are not defined herein shall have the meanings ascribed to them in the Plan, and all definitions of words and terms contained in the Plan shall be applicable to this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed as of

Attested By:

PARANET, INC.                               OPTIONEE



By:                                         By:
   -----------------------------------         -------------------------------
   Michael H. Holthouse, President